SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 21, 2004

BANCSHARES OF FLORIDA, INC.

(Exact name of registrant as specified in its charter)

Florida	333-74997	59-3535315
(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

1185 Immokalee Road

Naples, Florida 34110

(address of principal executive offices)

Registrant’s telephone number: (239) 254-2100

ITEM 5. Other Events and Regulation FD Disclosure.

On June 21, 2004, Bancshares of Florida, Inc. issued its 2003 Annual Report and 2004 First Quarter Report to shareholders.

ITEM 7. Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is being furnished with this Report:

13	Annual Report to Shareholders

Date: July 12, 2004

Bancshares of Florida, Inc.
(Registrant)

By:	/s/ David G. Wallace
David G. Wallace
Principal Financial Officer